UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (date of earliest event reported): February 11, 2011
NOBLE CORPORATION
(Exact name of Registrant as specified in its charter)

Switzerland (State or other jurisdiction of incorporation or organization)	000-53604 (Commission file number)	98-0619597 (I.R.S. employer identification number)

Dorfstrasse 19A Baar, Switzerland (Address of principal executive offices)	6340 (Zip code)
Registrant’s telephone number, including area code: 41 (41) 761-65-55
NOBLE CORPORATION
(Exact name of Registrant as specified in its charter)

Cayman Islands (State or other jurisdiction of incorporation or organization)	001-31306 (Commission file number)	98-0366361 (I.R.S. employer identification number)

Suite 3D, Landmark Square 64 Earth Close P.O. Box 31327 Georgetown, Grand Cayman, Cayman Islands, BWI (Address of principal executive offices)	KY-1 1206 (Zip code)
Registrant’s telephone number, including area code: (345) 938-0293
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
     This combined filing on Form 8-K is separately filed by Noble Corporation, a Swiss corporation (“Noble-Swiss”), and Noble Corporation, a Cayman Islands company (“Noble-Cayman”). Information in this filing relating to Noble-Cayman is filed by Noble-Swiss and separately by Noble-Cayman on its own behalf. Noble-Cayman makes no representation as to information relating to Noble-Swiss (except as it may relate to Noble-Cayman) or any other affiliate or subsidiary of Noble-Swiss. This report should be read in its entirety as it pertains to each of Noble-Swiss and Noble-Cayman.

Item 1.01	Entry into a Material Definitive Agreement.
     On February 11, 2011, Noble-Cayman entered into a $300 million revolving credit agreement (the “Credit Agreement”) with Wells Fargo Bank, National Association, as administrative agent, swingline lender and an issuing bank of letters of credit; the lenders party thereto; the other issuing banks party thereto; Barclays Capital, the investment banking division of Barclays Bank PLC (“Barclays”), and HSBC Securities (USA) Inc. (“HSBC”), as co-syndication agents; and Wells Fargo Securities, LLC, Barclays and HSBC, as joint lead arrangers and joint lead bookrunners.
     Noble-Cayman is the borrower under the Credit Agreement. Additionally, Noble Holding International Limited, a wholly-owned indirect subsidiary of Noble-Cayman (“NHIL”), or such other wholly-owned non-U.S. subsidiary of Noble-Cayman as may be designated by Noble-Cayman and reasonably acceptable to the administrative agent, may be designated as an additional borrower under the Credit Agreement. Upon any such designation, Noble-Cayman will issue a guaranty of the obligations of such additional borrower under the Credit Agreement. NHIL and Noble Drilling Corporation, a wholly-owned indirect subsidiary of Noble-Cayman, are guarantors of the obligations under the Credit Agreement.
     Pursuant to the terms of the Credit Agreement, Noble-Cayman may, subject to the satisfaction of certain conditions and successful procurement of additional commitments from new or existing lenders, elect to increase the maximum amount available under the Credit Agreement from $300 million up to an amount not to exceed (i) $600 million on or prior to March 31, 2011, which election Noble-Cayman intends to make, and (ii) $800 million after March 31, 2011. Borrowings under the Credit Agreement may be used for working capital and other general corporate purposes. Noble-Cayman may obtain up to $150 million of letters of credit and up to $50 million of swingline loans under the Credit Agreement.
     The Credit Agreement has an initial term of four years and, unless extended, all outstanding borrowings will be due and payable on February 11, 2015. So long as no event of default has occurred and is continuing, Noble-Cayman may request that the term of the Credit Agreement be extended for up to two additional one-year periods. Each such extension is subject to the approval of lenders holding greater than 50% of the commitments then outstanding, and the commitment of any lender that does not consent to an extension of the maturity date will be terminated on the then-effective maturity date.
     Borrowings under the facility bear interest, at Noble-Cayman’s option, at either (i) the sum of Adjusted LIBOR (as defined in the Credit Agreement), plus a margin ranging between 0.775% to 1.50%, depending on Noble-Cayman’s credit ratings, or (ii) the sum of the Base Rate (as defined in the Credit Agreement), plus a margin ranging between 0% to 0.50%, depending on Noble-Cayman’s credit ratings.
     The Credit Agreement contains covenants that Noble-Cayman considers usual and customary for an agreement of this type, including a covenant restricting debt to total tangible capitalization to not greater than 60%. Borrowings under the Credit Agreement are subject to acceleration upon the occurrence of events of default that Noble-Cayman considers usual and customary for an agreement of this type.
     The administrative agent and certain of the parties to the Credit Agreement and certain of their respective affiliates have performed in the past, and may perform in the future, banking, investment banking or other advisory services for Noble-Cayman and its affiliates from time to time for which they have received, or will receive, customary fees and expenses.

     The foregoing description is qualified in its entirety by reference to the Credit Agreement, a copy of which is filed as an exhibit to this Current Report on Form 8-K and is incorporated by reference herein. Certain schedules and exhibits to the Credit Agreement have not been filed with such exhibit. Noble-Cayman will furnish supplementally any omitted schedule or exhibit to the U.S. Securities and Exchange Commission upon request.
     Statements in this Current Report that are not historical facts, including statements regarding any election by Noble-Cayman to increase the maximum amount available under the credit facility, procurement of commitments from new or existing lenders, future borrowers or guarantors under the credit facility, use of borrowings, the term of the credit facility and interest rates under the credit facility, are forward-looking statements. These forward-looking statements involve certain risks, uncertainties and assumptions, which include but are not limited to actions by current and future lenders, Noble-Cayman’s performance, compliance with covenants, market conditions and other factors detailed in the Company’s most recent Form 10-K, Form 10-Q’s and other filings with the Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated.

Item 2.03	Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The information provided in Item 1.01 to this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits.

EXHIBIT NUMBER		DESCRIPTION
4.1	—	Revolving Credit Agreement dated as of February 11, 2011 among Noble Corporation, a Cayman Islands company; the Lenders from time to time parties thereto; Wells Fargo Bank, National Association, as Administrative Agent, Swingline Lender and an Issuing Bank; Barclays Capital, a division of Barclays Bank PLC, and HSBC Securities (USA) Inc., as Co-Syndication Agents; and Wells Fargo Securities, LLC, Barclays Capital, a division of Barclays Bank PLC, and HSBC Securities (USA) Inc., as Joint Lead Arrangers and Joint Lead Bookrunners.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Noble Corporation, a Swiss corporation
Date: February 17, 2011	By:	/s/ Thomas L. Mitchell
Thomas L. Mitchell
Senior Vice President and Chief Financial Officer

Noble Corporation, a Cayman Islands company
By:	/s/ Dennis J. Lubojacky
Dennis J. Lubojacky
Vice President and Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT NUMBER		DESCRIPTION
4.1	—	Revolving Credit Agreement dated as of February 11, 2011 among Noble Corporation, a Cayman Islands company; the Lenders from time to time parties thereto; Wells Fargo Bank, National Association, as Administrative Agent, Swingline Lender and an Issuing Bank; Barclays Capital, a division of Barclays Bank PLC, and HSBC Securities (USA) Inc., as Co-Syndication Agents; and Wells Fargo Securities, LLC, Barclays Capital, a division of Barclays Bank PLC, and HSBC Securities (USA) Inc., as Joint Lead Arrangers and Joint Lead Bookrunners.

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